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Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of Nutraceutical International Corporation ("Nutraceutical") for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank W. Gay II, Chairman of the Board and Chief Executive Officer of Nutraceutical, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nutraceutical.

/s/ FRANK W. GAY II Frank W. Gay II Chairman of the Board and Chief Executive Officer

Date: April 26, 2012

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of Nutraceutical International Corporation ("Nutraceutical") for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cory J. McQueen, Vice President and Chief Financial Officer of Nutraceutical, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nutraceutical.

/s/ CORY J. MCQUEEN Cory J. McQueen Vice President and Chief Financial Officer

Date: April 26, 2012

        Signed originals of these written statements required by Section 906 have been provided to Nutraceutical and will be retained by Nutraceutical and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002